UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 5, 2007

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware                             51-0350935

(State or other jurisdiction of incorporation or organization)                          (I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

This Form 8-K has 3 pages

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (e)

        As previously announced in the Remington Arms Company, Inc. (the “Company”) Form 8-K filed on August 8, 2006, the Board of Directors of the Company amended the Remington Supplemental Savings Plan (the “Supplemental Savings Plan”) on August 2, 2006. The amended Supplemental Savings Plan was filed as an exhibit to the Form 10-Q for the period ended September 30, 2006, filed on November 14, 2006.

        The Supplemental Savings Plan was established in 1998 to provide a certain group of management employees (including but not limited to the Company’s named executive officers for the fiscal year ended December 31, 2005 (the “Named Executive Officers”)) with the opportunity to defer portions of their compensation they would not have otherwise been permitted to defer under the Remington Arms Company 401(k) Plan due to statutory limits. The Supplemental Savings Plan was amended to bring it into documentary compliance with Section 409A of the Internal Revenue Code of 1986.

        As provided by Section 7.2 of the amended Supplemental Savings Plan, each participant in the amended Supplemental Savings Plan was entitled to make an election during fiscal 2006 to receive the full balance of his or her account on a specified date after December 31, 2006. During the third quarter of fiscal 2006, each participant (including each of the Company’s Named Executive Officers) elected to receive a distribution of their respective account balances on January 16, 2007.

        The aggregate amounts accrued by each participant’s deferred compensation account under the amended Supplemental Savings Plan was made available to appropriate Company personnel on January 5, 2007. As such, based on the elections made by the Named Executive Officers identified below who were participants in the amended Supplemental Savings Plan during fiscal 2006, the following gross amounts, less applicable federal and state income taxes, will be distributed on January 16, 2007:

Name	Title	Gross Amount
Thomas L. Millner	President and Chief Executive Officer	$ 886,725.81

Stephen P. Jackson, Jr	Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	$ 67,733.67

Mark A. Little	Executive Vice President and Chief Administrative Offier	$ 485,175.63

Paul L. Cahan	Senior Vice President - Manufacturing	$ 328,311.86

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.
Senior Vice President, Chief Financial Officer
Treasurer and Corporate Secretary
(Principal Financial Officer)

January 11, 2007